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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 1, 2005




                               NEKTAR THERAPEUTICS
             (Exact name of Registrant as specified in its charter)





               Delaware                0-23556              94-3134940
     (State or other jurisdiction    (Commission           (IRS Employer
           of incorporation)        File Number)        Identification No.)




                               150 Industrial Road
                          San Carlos, California 94070
              (Address of principal executive offices and Zip Code)


       Registrant's telephone number, including area code: (650) 631-3100





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[   ]  Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)


[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)


[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))


[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02  Results of Operations and Financial Condition.

On March 1, 2005, Nektar Therapeutics issued a press release (the "Press Release") announcing results for the quarter and year ended December 31, 2004. A copy of the Press Release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information in this report, including the exhibit hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by Nektar Therapeutics, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) The Press Release also announced that the Company expects to restate its previously issued financial statements for the fiscal years ended December 31, 2002 through 2003 and for the three months ended, March 31, 2004, June 30, 2004 and September 30, 2004 to reclasssify certain expenses previously classified as research and development expense as general and administrative expense, and certain expenses previously classified as general and administrative expense as interest expense. The contents of the Press Release are incorporated in this
Item 4.02(a) by reference. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

The Company consulted with its audit committee and the Company's independent registered public accounting firm in identifying this issue and audit committee concluded in a meeting held on February 28, 2005 that the financial statements identified above should no longer be relied upon.

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                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             By:                 /s/ AJIT S. GILL
                                                   Ajit S. Gill
                                        -----------------------------------
                                             Chief Executive Officer,
                                              President and Director

                             Date:      March 1, 2005

                             By:                  /s/ AJAY BANSAL
                                                    Ajay Bansal
                                        -----------------------------------
                                         Chief Financial Officer and Vice
                                              President, Finance and
                                                  Administration

                             Date:      March 1, 2005

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                                  EXHIBIT INDEX

Exhibit No.  Description
-----------  -----------

99.1         Earnings Press Release of Nektar Therapeutics dated March 1, 2005.